UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

THQ INC.

(Exact name of registrant as specified in charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27001 Agoura Road, Suite 325 Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

(818) 871-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

THQ Inc. (the “Registrant”) has entered into the following agreement:

(1)           THQ Management Deferred Compensation Plan

On December 17, 2004, the Compensation Committee of the Board of Directors of the Registrant adopted the THQ Inc. Management Deferred Compensation Plan, effective as of January 1, 2005 (the “Plan”). The Plan provides executive officers and other eligible highly compensated employees of Registrant with the opportunity to enter into agreements to defer up to one hundred percent (100%) of their cash compensation derived from base salary, bonus awards, and/or commissions.  In addition, the Registrant may, in its sole and absolute discretion, award any participant under the Plan an additional employer contribution.  The Plan year is the calendar year.  Participants may elect that distribution of deferred amounts be paid in the form of either a lump sum or, if certain Plan requirements are satisfied, in annual instalments.  However, all other distributions under the Plan will be made in a single lump sum.  Distributions occur upon termination of service or upon such other dates that may be elected by the participant in accordance with the terms of the Plan.  Deferrals are adjusted for gain or loss based on the performance of one or more investment options selected by the participant from among investment funds chosen by the Plan’s administrative committee appointed to administer the Plan.  The Registrant, in its sole discretion may suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that no such action may reduce amounts credited to deferral accounts, and such accounts will continue to be owed to the participants or beneficiaries and will continue to be a liability of the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description

10.1	THQ Inc. Management Deferred Compensation Plan

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to (i) statements with respect to the Plan;  and (ii) other statements identified by words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “may”, “could”, “project”, “potential”, “plan”, “forecast”, “future” or similar expressions. These forward-looking statements are subject to business and economic risk and reflect management’s current expectations, estimates and projections about our business and are inherently uncertain and difficult to predict. Our actual results could differ materially. The forward-looking statements contained herein speak only as of the date on which they were made, and we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ Edward K. Zinser
Date: December 23, 2004		Edward K. Zinser,
Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	THQ Inc. Management Deferred Compensation Plan